                               WEEKS CORPORATION

                           1998 INCENTIVE STOCK PLAN

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

(S) 1  BACKGROUND AND PURPOSE.............................................  1

(S) 2  DEFINITIONS........................................................  1
          2.1         Affiliate...........................................  1
          2.3         Change in Control...................................  1
          2.4         Code................................................  2
          2.5         Committee...........................................  2
          2.6         Director............................................  3
          2.7         Fair Market Value...................................  3
          2.8         ISO.................................................  3
          2.9         Key Employee........................................  4
          2.10        1933 Act............................................  4
          2.11        1934 Act............................................  4
          2.12        Non-ISO.............................................  4
          2.13        Option..............................................  4
          2.14        Option Certificate..................................  4
          2.15        Option Price........................................  4
          2.16        Parent..............................................  4
          2.17        Plan................................................  4
          2.18        Restricted Stock....................................  4
          2.19        Restricted Stock Certificate........................  4
          2.20        Rule 16b-3..........................................  5
          2.21        Stock...............................................  5
          2.22        SAR Value...........................................  5
          2.23        Stock Appreciation Right............................  5
          2.24        Stock Appreciation Right Certificate................  5
          2.25        Subsidiary..........................................  5
          2.26        Ten Percent Shareholder.............................  5
          2.27        Weeks...............................................  5

(S) 3  SHARES RESERVED UNDER PLAN.........................................  5

(S) 4  EFFECTIVE DATE.....................................................  6

(S) 5  COMMITTEE..........................................................  6

(S) 6  ELIGIBILITY AND ANNUAL GRANT CAPS..................................  7


                                      -i-

(S) 7  OPTIONS............................................................  7
          7.1         Committee Action....................................  7
          7.2         $100,000 Limit......................................  8
          7.3         Grants to Directors.................................  8
          7.4         Option Price........................................  9
          7.5         Exercise Period..................................... 10

(S) 8  STOCK APPRECIATION RIGHTS.......................................... 10
          8.1         Committee Action.................................... 10
          8.2         Terms and Conditions................................ 11
                      (a)    Stock Appreciation Right Certificate......... 11
                      (b)    Option Certificate........................... 11
          8.3         Exercise............................................ 12

(S) 9  RESTRICTED STOCK................................................... 12
          9.1         Committee Action.................................... 12
          9.2         Effective Date...................................... 13
          9.3         Conditions.......................................... 13
                      (a)    Conditions to Issuance of Stock.............. 13
                      (b)    Forfeiture Conditions........................ 13
                      (c)    Mandatory Conditions......................... 14
          9.4         Dividends and Voting Rights......................... 14
          9.5         Satisfaction of Forfeiture Conditions; Provision for
                      Income and Excise Taxes............................. 15
          9.6         Section 162(m)...................................... 15

(S) 10 NONTRANSFERABILITY................................................. 16

(S) 11 SECURITIES REGISTRATION............................................ 16

(S) 12 LIFE OF PLAN....................................................... 17

(S) 13 ADJUSTMENT......................................................... 18
          13.1        Capital Structure................................... 18
          13.2        Mergers............................................. 18
          13.3        Fractional Shares................................... 19

(S) 14 SALE, MERGER OR CHANGE IN CONTROL.................................. 19

(S) 15 AMENDMENT OR TERMINATION........................................... 20

                                      -ii-

(S) 16 MISCELLANEOUS...................................................... 21
          16.1        Shareholder Rights.................................. 21
          16.2        No Contract of Employment........................... 21
          16.3        Withholding......................................... 21
          16.4        Construction........................................ 22
          16.5        Other Conditions.................................... 22
          16.6        Rule 16b-3.......................................... 22
          16.7        Loans............................................... 23

                                     (S) 1

                            BACKGROUND AND PURPOSE

          The purpose of this Plan is to promote the interest of Weeks by authorizing the Committee to grant Options to Key Employees and Directors and to grant Restricted Stock and Stock Appreciation Rights to Key Employees in order
(1) to attract and retain Key Employees and Directors, (2) to provide an additional incentive to each Key Employee or Director to work to increase the value of Stock and (3) to provide each Key Employee or Director with a stake in the future of Weeks which corresponds to the stake of each of Weeks' stockholders.

                                     (S) 2

                                  DEFINITIONS

          Each term set forth in this (S) 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

          2.1  Affiliate -- means any organization (other than a Subsidiary)
               ---------
that would be treated as under common control with Weeks under (S) 414(c) of the Code if "50 percent" were substituted for "80 percent" in the income tax regulations under (S) 414(c) of the Code.

          2.2  Board -- means the Board of Directors of Weeks.
               -----

          2.3  Change in Control -- means a change in control of Weeks of a
               -----------------
nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the 1934 Act as in effect on the effective date of this Plan, provided that such a change in control shall be deemed to have occurred at such time after the date of adoption of this Plan as
(1) any "person" (as that term is used in

Sections 12(d) and 14(d)(2) of the 1934 Act), is or becomes the beneficial owner (as defined in Rule 13d-3 under the 1934 Act) directly or indirectly, of securities representing 20% of more of the combined voting power for election of directors of the then outstanding securities of Week; (2) during any period of two consecutive years or less after the date of adoption of this Plan, individuals who at the beginning of such period constitute the Board cease, for any reason, to constitute at least a majority of the Board, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (3) the shareholders of Weeks approve any merger, consolidation or share exchange as a result of which the common stock of Weeks shall be changed, converted or exchanged (other than a merger with a wholly-owned subsidiary of Weeks), or any dissolution or liquidation of Weeks or any sale or disposition of 50% or more of the assets or business of Weeks; or (4) the shareholders of Weeks approve any merger or consolidation to which Weeks is a party or a share exchange in which Weeks shall exchange its shares for shares of another corporation as a result of which the persons who were shareholders of Weeks immediately prior to the effective date of the merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger, consolidation or share exchange.

          2.4  Code -- means the Internal Revenue Code of 1986, as amended.
               ----

          2.5  Committee -- means a committee of the Board which shall have at
               ---------
least 2 members, each of whom shall be appointed by and shall serve at the pleasure of the Board and shall come within the definition of a "non-employee director" under Rule 16b-3 and an "outside director" under (S) 162(m) of the Code.

          2.6  Director -- means any member of the Board who is not an employee
               --------
of Weeks or a Parent or Subsidiary or affiliate (as such term is defined in Rule 405 of the 1933 Act) of Weeks.

          2.7  Fair Market Value -- means (1) the closing price on any date for
               -----------------
a share of Stock as reported by The Wall Street Journal under the New York Stock
                                -----------------------
Exchange Composite Transactions quotation system (or under any successor quotation system) or, if Stock is no longer traded on the New York Stock Exchange, under the quotation system under which such closing price is reported or, if The Wall Street Journal no longer reports such closing price, such
       -----------------------
closing price as reported by a newspaper or trade journal selected by the Committee or, if no such closing price is available on such date, (2) such closing price as so reported in accordance with (S) 2.7(1) for the immediately preceding business day, or, if no newspaper or trade journal reports such closing price or if no such price quotation is available, (3) the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

          2.8  ISO -- means an option granted under this Plan to purchase Stock
               ---
which is intended to satisfy the requirements of (S) 422 of the Code.

          2.9  Key Employee -- means an employee of Weeks or any Subsidiary or
               ------------
Parent or Affiliate designated by the Committee who, in the judgment of the Committee acting in its absolute discretion, is key directly or indirectly to the success of Weeks.

          2.10 1933 Act -- means the Securities Act of 1933, as amended.
               --------
          2.11 1934 Act -- means the Securities Exchange Act of 1934, as
               --------
amended.
          2.12 Non-ISO -- means an option granted under this Plan to purchase
               -------
Stock which is intended to fail to satisfy the requirements of (S) 422 of the Code.
          2.13 Option -- means an ISO or a Non-ISO which is granted under (S) 7
               ------
of this Plan.
          2.14 Option Certificate -- means the written certificate which sets
               ------------------
forth the terms and conditions of an Option granted to a Key Employee or Director under this Plan.
          2.15 Option Price -- means the price which shall be paid to purchase
               ------------
one share of Stock upon the exercise of an Option granted under this Plan.
          2.16 Parent -- means any corporation which is a parent of Weeks within
               ------
the meaning of (S) 424(e) of the Code.
          2.17 Plan -- means this Weeks Corporation 1998 Incentive Stock Plan as
               ----
effective as of the date adopted by the Board in 1998 and as amended from time to time thereafter.
          2.18 Restricted Stock -- means Stock granted to a Key Employee under
               ----------------
(S) 9 of this Plan.
          2.19 Restricted Stock Certificate -- means the written certificate
               ----------------------------
which sets forth the terms and conditions of a Restricted Stock grant to a Key Employee.

          2.20 Rule 16b-3 -- means the exemption under Rule 16b-3 to Section
               ----------
16(b) of the 1934 Act or any successor to such rule.
          2.21 Stock -- means $.01 par value common stock of Weeks.
               -----
          2.22 SAR Value -- means the value assigned by the Committee to a share
               ---------
of Stock in connection with the grant of a Stock Appreciation Right under (S)
10.

          2.23 Stock Appreciation Right -- means a right to receive the
               ------------------------
appreciation in a share of Stock which is granted under (S) 8 of this Plan either as part of an Option or independent of any Option.

          2.24 Stock Appreciation Right Certificate -- means the written
               ------------------------------------
certificate which sets forth the terms and conditions of a Stock Appreciation Right which is granted to a Key Employee independent of an Option.

          2.25 Subsidiary -- means a corporation which is a subsidiary
               ----------
corporation (within the meaning of (S) 424(f) of the Code) of Weeks.

          2.26 Ten Percent Shareholder -- means a person who owns (after taking
               -----------------------
into account the attribution rules of (S) 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of either Weeks, a Subsidiary or Parent.

          2.27 Weeks -- means Weeks Corporation and any successor to Weeks
               -----
Corporation.
                                     (S) 3
                          SHARES RESERVED UNDER PLAN

          There shall be 1,400,000 shares of Stock reserved for use under this Plan. Such shares of Stock shall be reserved to the extent that Weeks deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by Weeks. Any shares of Stock subject to an Option which remain unissued after the cancellation, expiration or exchange of such Option, any shares of Restricted Stock which are forfeited or canceled and any shares of Stock subject to a Stock Appreciation Right with respect to which no exercise has been made under (S) 8 before the cancellation or expiration of such Stock Appreciation Right thereafter shall again become available for use under this Plan, but any shares of Stock used to exercise an Option or to satisfy a withholding obligation shall not again become available for use under this Plan.

                                     (S) 4

                                EFFECTIVE DATE

          The effective date of this Plan shall be the date of its adoption by the Board, provided the shareholders of Weeks (acting at a duly called meeting of such shareholders) approve such adoption within twelve (12) months of such effective date. Any Option or Restricted Stock or Stock Appreciation Right granted before such shareholder approval automatically shall be granted subject to such approval.

                                     (S) 5

                                   COMMITTEE

          This Plan shall be administered by the Committee. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to (S) 13, (S) 14 and (S) 15 and Rule 16b-3) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on Weeks, on each affected Key Employee or Director and on each other person directly or indirectly affected by such action.

                                     (S) 6

                       ELIGIBILITY AND ANNUAL GRANT CAPS

          Only Key Employees who are employed by Weeks or a Subsidiary or Parent shall be eligible for the grant of ISOs under this Plan, and Key Employees and Directors shall be eligible for the grant of Non-ISOs under this Plan. Only Key Employees shall be eligible for the grant of Restricted Stock or Stock Appreciation Rights under this Plan. No Key Employee in any calendar year shall be granted an Option to purchase more than 100,000 shares of Stock or a Stock Appreciation Right with respect to more than 100,000 shares of stock.

                                     (S) 7

                                    OPTIONS

       7.1          Committee Action.  The Committee acting in its absolute
                    ----------------
discretion shall have the right to grant Options to Key Employees under this Plan from time to time to purchase shares of Stock; provided, however, that the Committee shall not grant new Options in exchange for the cancellation of outstanding Options which have a higher Option Price than the new Options. Each grant of an Option to a Key Employee shall be evidenced by an Option Certificate, and each Option Certificate shall set forth whether the Option is an ISO or a Non-ISO and shall set forth such other terms and conditions of such grant as the Committee acting in its absolute discretion deems consistent with the terms of this Plan; however, if the Committee grants an ISO and a Non-ISO to a Key Employee on the same date, the right of the Key Employee to exercise the ISO shall not be conditioned on his or her failure to exercise the Non-ISO. The Committee shall have the right to grant a Non-ISO and Restricted Stock to a Key Employee at the same time and to condition the exercise of the Non-ISO on the forfeiture of the Restricted Stock grant.

    7.2          $100,000 Limit.  To the extent that the aggregate Fair Market
                 --------------
Value of Stock (determined as of the date the ISO is granted) with respect to which ISOs first become exercisable in any calendar year exceeds $100,000, such Options shall be treated as Non-ISOs. The Fair Market Value of Stock subject to any other option (determined as of the date such option was granted) which (1) satisfies the requirements of (S) 422 of the Code and (2) is granted to a Key Employee under a plan maintained by Weeks, a Subsidiary or a Parent Corporation shall be treated (for purposes of this $100,000 limitation) as if granted under this Plan. The Committee shall interpret and administer the limitation set forth in this (S) 7.2 in accordance with (S) 422(d) of the Code, and the Committee shall treat this (S) 7.2 as in effect only for those periods for which (S) 422(d) of the Code is in effect.

     7.3          Grants to Directors.  Each Director automatically shall be
                  -------------------
granted (without any further action on the part of the Committee) a Non-ISO under this Plan as of the first day he first serves as a Director to purchase 4,000 shares of Stock at an Option Price equal to the Fair Market Value of a share of Stock on the date of such grant. Thereafter, each Director who is serving as such on December 31 of each calendar year and who has served as such for more than one full year automatically shall be granted (without any further action on the part of the Committee) a Non-ISO under this Plan as of

December 31 of such calendar year to purchase 3,000 shares of Stock at an Option Price equal to the Fair Market Value of a share of Stock on the date of such grant. Each Non-ISO granted under this Plan to a Director shall be evidenced by an Option Certificate, shall be exercisable in full upon grant and shall expire 90 days after a Director ceases to serve as such or, if earlier, on the tenth anniversary of the date of the grant of the Non-ISO. A Non-ISO granted to a Director under this (S) 7.3 shall conform in all other respects to the terms and conditions of a Non-ISO under this Plan, and no Director shall be eligible to receive an Option under this Plan except as provided in this (S) 7.3. A grant of a Non-ISO to a Director under this (S) 7.3 is intended to be granted in a manner which continues to allow such Director to be a "non-employee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of (S) 162(m) of the Code, and all Non-ISOs granted to Directors under this (S) 7.3 shall be construed to effect such intent.

   7.4          Option Price.  The Option Price for each share of Stock subject
                ------------
to an Option which is granted to a Key Employee or a Director shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted; provided, however, if the Option is an ISO granted to a Key Employee who is a Ten Percent Shareholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted. The Option Price shall be payable in full upon the exercise of any Option, and at the discretion of the Committee an Option Certificate can provide for the payment of the Option Price either in cash, by check or in Stock which has been held for at least 6 months and which is acceptable to the Committee or in any combination of cash, check and such Stock. The

Option Price in addition may be paid through any broker facilitated cashless exercise procedure acceptable to the Committee or its delegate. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Committee or its delegate.

      7.5 Exercise Period. Each Option granted under this Plan to a Key Employee
          ---------------
shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall make an Option granted to a Key Employee exercisable after the earlier of

          (1)  the date such Option is exercised in full, or

          (2) the date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Key Employee is a Ten Percent Shareholder on the date the Option is granted, or

          (3) the date which is the tenth anniversary of the date the Option is granted, if the Option is (a) a Non-ISO or (b) an ISO which is granted to a Key Employee who is not a Ten Percent Shareholder on the date the Option is granted.

An Option Certificate may provide for the exercise of an Option after the employment of a Key Employee has terminated for any reason whatsoever, including death or disability.

                                     (S) 8

                           STOCK APPRECIATION RIGHTS

      8.1  Committee Action.  The Committee acting in its absolute
           ----------------
discretion
shall have the right to grant a Stock Appreciation Right to a Key Employee under this Plan from time to time, and each Stock Appreciation Right grant shall be evidenced by a Stock Appreciation Right Certificate or, if such Stock Appreciation Right is granted as part of an Option, shall be evidenced by the Option Certificate for the related Option.

       8.2  Terms and Conditions.
            --------------------
      (a) Stock Appreciation Right Certificate. If a Stock Appreciation Right is
          ------------------------------------
evidenced by a Stock Appreciation Right Certificate, such certificate shall set forth the number of shares of Stock to which the Key Employee has the right to appreciation and the SAR Value of each share of Stock. Such SAR Value shall be no less than the Fair Market Value of a share of Stock on the date that the Stock Appreciation Right is granted. The Stock Appreciation Right Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances, but no Stock Appreciation Right Certificate shall make a Stock Appreciation Right exercisable on or after the date which is the tenth anniversary of the date such Stock Appreciation Right is granted.

      (b) Option Certificate.  If a Stock Appreciation Right is evidenced by an
          ------------------
Option Certificate, the SAR Value for each share of Stock subject to the Stock Appreciation Right shall be the Option Price for the related Option. Each such Option Certificate shall provide that the exercise of the Stock Appreciation Right with respect to any share of Stock shall cancel the Key Employee's right to exercise his or her Option with respect to such share and, conversely, that the exercise of the Option with respect to any share of Stock shall cancel the Key Employee's right to exercise his or her Stock Appreciation Right with respect to such share. A Stock Appreciation Right which is granted as part of an Option shall be exercisable only while the related Option is exercisable. The Option Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances.

        8.3 Exercise.   A Stock Appreciation Right shall be exercisable only
            --------
when the Fair Market Value of a share of Stock subject to such Stock Appreciation Right exceeds the SAR Value for such share, and the payment due on exercise shall be based on such excess with respect to the number of shares of Stock to which the exercise relates. A Key Employee upon the exercise of his or her Stock Appreciation Right shall receive a payment from Weeks in cash or in Stock, or in a combination of cash and Stock, and any payment in Stock shall be based on the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is exercised. The Committee acting in its absolute discretion shall have the right to determine the form and time of any payment under this
(S) 8.3.

                                     (S) 9

                                RESTRICTED STOCK

        9.1 Committee Action. The Committee acting in its absolute discretion
            ----------------
shall have the right to grant Restricted Stock to Key Employees under this Plan from time to time and, further, shall have the right to make new Restricted Stock grants in exchange for the cancellation of an outstanding Restricted Stock grant to such Key Employee. Each Restricted Stock grant shall be evidenced by a Restricted Stock Certificate, and each

Restricted Stock Certificate shall set forth the conditions, if any, under which the grant will be effective and the conditions under which the Key Employee's interest in the underlying Stock will become nonforfeitable.

          9.2  Effective Date.  A Restricted Stock grant shall be effective (1)
               --------------
as of the date set by the Committee when the grant is made or, if the grant is made subject to one, or more than one, condition, (2) as of the date such conditions have been timely satisfied.

          9.3  Conditions.
               ----------
         (a) Conditions to Issuance of Stock. The Committee acting in its
             -------------------------------
absolute discretion may make the issuance of Restricted Stock to a Key Employee subject to the satisfaction of one, or more than one, condition which the Committee deems appropriate under the circumstances for Key Employees generally or for a Key Employee in particular, and the related Restricted Stock Certificate shall set forth each such condition and the deadline for satisfying each such condition. Stock subject to a Restricted Stock grant shall be issued in the name of a Key Employee only after each such condition, if any, has been timely satisfied, and any Stock which is so issued shall be held by Weeks pending the satisfaction of the forfeiture conditions, if any, under (S) 9.3(b) for the related Restricted Stock grant.

         (b) Forfeiture Conditions. The Committee acting in its absolute
             ---------------------
discretion may make Restricted Stock issued in the name of a Key Employee subject to one, or more than one, objective employment, performance or other forfeiture condition that the Committee acting in its absolute discretion deems appropriate under the circumstances for Key Employees generally or for a Key Employee in particular, including a condition which results in a forfeiture if a Key Employee exercises a Non-ISO granted in tandem with his or her Restricted Stock grant, and the related Restricted Stock Certificate shall set forth each such condition, if any, and the deadline, if any, for satisfying each such forfeiture condition. A Key Employee's nonforfeitable interest in the shares of Stock underlying a Restricted Stock grant shall depend on the extent to which he or she timely satisfies each such condition. Each share of Stock underlying a Restricted Stock grant shall be unavailable under (S) 3 after such grant is effective unless such share is forfeited as a result of a failure to timely satisfy a forfeiture condition, in which event such share of Stock shall again become available under (S) 3 as of the date of such failure.

         (c) Mandatory Conditions. All Restricted Stock grants that are subject
             --------------------
to one or more performance-based issuance conditions under (S) 9.3(a) or one or more performance-based forfeiture conditions under (S) 9.3(b) shall also be subject to the condition that the Key Employee remain employed by Weeks until the date which is the first anniversary of the date the Restricted Stock is granted. If a Restricted Stock grant is not subject to one or more performance-based conditions, the Restricted Stock grant shall be subject to the condition that the Key Employee remain employed by Weeks until the date which is the third anniversary of the date the Restricted Stock is granted.

          9.4 Dividends and Voting Rights. If a cash dividend is declared on a
              ---------------------------
share of Stock underlying a Restricted Stock grant during the period which begins on the date such grant is effective and ends immediately before the first date that a Key Employee's interest in such underlying Stock (1) is forfeited completely or (2) becomes completely nonforfeitable, Weeks shall pay such cash dividend directly to such Key Employee.

If a Stock dividend is declared on such a share of Stock during such period, such Stock dividend shall be treated as part of the grant of the related Restricted Stock, and a Key Employee's interest in such Stock dividend shall be forfeited or shall become nonforfeitable at the same time as the Stock with respect to which the Stock dividend was paid is forfeited or becomes nonforfeitable. The disposition of each other form of dividend which is declared on such a share of Stock during such period shall be made in accordance with such rules as the Committee shall adopt with respect to each such dividend. A Key Employee also shall have the right to vote the Stock underlying his or her Restricted Stock grant during such period.

         9.5  Satisfaction of Forfeiture Conditions; Provision for Income and
              ---------------------------------------------------------------
Excise Taxes.  A share of Stock shall cease to be Restricted Stock at such time
------------
as a Key Employee's interest in such Stock becomes nonforfeitable under this Plan, and the certificate representing such share shall be transferred to the Key Employee as soon as practicable thereafter. The Committee acting in its absolute discretion shall have the power to authorize and direct the payment of a cash bonus (or to provide in the terms of the Restricted Stock Certificate for Weeks to make such payment) to a Key Employee to pay all, or any portion of, his or her federal, state and local income and excise tax liability which the Committee deems attributable to his or her interest in his or her Restricted Stock grant becoming nonforfeitable and, further, to pay any such tax liability attributable to such cash bonus.

         9.6 Section 162(m). Except where the Committee deems it in the best
             --------------
interests of Weeks, the Committee shall use its best efforts to grant Restricted Stock either

(1) subject to at least one condition which can result in the Restricted Stock qualifying as "performance-based compensation" under (S) 162(m) of the Code if the shareholders of Weeks approve such condition and the Committee takes such other action as the Committee deems necessary or appropriate for such grant to so qualify under (S) 162(m) or (2) under such other circumstances as the Committee deems likely to result in an income tax deduction for the grant.

                                    (S) 10

                              NONTRANSFERABILITY

          No Option, Restricted Stock or Stock Appreciation Right shall be transferable by a Key Employee or an Director other than by will or by the laws of descent and distribution, and any Option or Stock Appreciation Right shall be exercisable during a Key Employee's or Director's lifetime only by the Key Employee or Director. The person or persons to whom an Option or Restricted Stock or Stock Appreciation Right is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Key Employee or Director.

                                    (S) 11

                            SECURITIES REGISTRATION

          Each Option Certificate, Restricted Stock Certificate and Stock Appreciation Right Certificate shall provide that, upon the receipt of shares of Stock as a result of the exercise of an Option or a Stock Appreciation Right or the satisfaction of the forfeiture conditions under a Restricted Stock Certificate, the Key Employee or Director shall, if so requested by Weeks, hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by Weeks, shall deliver to Weeks a written statement satisfactory to Weeks to that effect. As for Stock issued pursuant to this Plan, Weeks at its expense shall take such action as it deems necessary or appropriate to register the original issuance of such Stock to a Key Employee or Director under the 1933 Act or under any other applicable securities laws or to qualify such Stock for an exemption under any such laws prior to the issuance of such Stock to a Key Employee or Director; however, Weeks shall have no obligation whatsoever to take any such action in connection with the transfer, resale or other disposition of such Stock by a Key Employee or Director.

                                    (S) 12

                                  LIFE OF PLAN

          No Option, Restricted Stock or Stock Appreciation Right shall be granted under this Plan on or after the earlier of

          (1) the tenth anniversary of the effective date of this Plan (as determined under (S) 4 of this Plan), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options and Stock Appreciation Rights have been exercised in full or no longer are exercisable and all Restricted Stock grants under this Plan have been forfeited or the forfeiture conditions, if any, on such Stock have been satisfied in full, or

          (2) the date on which all of the Stock reserved under (S) 3 of this Plan has (as a result of the exercise of Options or Stock Appreciation Rights

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

               granted under this Plan or the satisfaction of the forfeiture conditions, if any, on Restricted Stock) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                    (S) 13

                                  ADJUSTMENT

          13.1 Capital Structure. The number, kind or class (or any combination
               -----------------
thereof) of shares of Stock reserved under (S) 3 of this Plan, the number, kind or class (or any combination thereof) of shares of Stock subject to Options or Stock Appreciation Rights granted under this Plan and the Option Price of such Options and the SAR Value of such Stock Appreciation Rights as well as the number, kind or class of shares of Restricted Stock granted under this Plan shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of Weeks, including, but not limited to, such changes as stock dividends or stock splits.

          13.2 Mergers.  The Board as part of any corporate transaction
               -------
described in (S) 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with (S) 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock reserved under (S) 3 of this Plan. Furthermore, the Committee as part of any corporate transaction described in (S) 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with (S) 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock underlying any Restricted Stock grants previously made under this Plan and any related grant conditions and forfeiture conditions, and the number, kind or class (or any combination thereof) of shares subject to Option and Stock Appreciation Right grants previously made under this Plan and the related Option Price and SAR Value for each such Option and Stock Appreciation Right, and, further, shall have the right (in any manner which the Committee in its discretion deems consistent with (S) 424(a) of the
Code) to make Restricted Stock, Option and Stock Appreciation Right grants to effect the assumption of, or the substitution for, restricted stock, option and stock appreciation right grants previously made by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such restricted stock, option or appreciation right grants.

    13.3 Fractional Shares. If any adjustment under this (S) 13 would create a
         -----------------
fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options or Stock Appreciation Right grants and Restricted Stock grants shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this (S) 13 by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in "the number of shares reserved under (S) 3" within the meaning of (S) 15 of this Plan.

                                      (S) 14

                       SALE, MERGER OR CHANGE IN CONTROL

          If on any date Weeks agrees to sell all or substantially all of its assets or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property or if a tender offer is made which could lead to a Change in Control (other than a tender offer by Weeks or an employee benefit plan established and maintained by Weeks), the Board shall waive any conditions to the exercise of all then outstanding Options and Stock Appreciation Rights and waive any then outstanding issuance and forfeiture conditions on any Restricted Stock and shall have the right to cancel such Options, Stock Appreciation Rights and Restricted Stock grants after providing each Key Employee and Director a reasonable opportunity to exercise his or her Options and Stock Appreciation Rights and to take such other action as necessary or appropriate to receive the Stock subject to any Restricted Stock grants.

                                    (S) 15

                           AMENDMENT OR TERMINATION

          This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of Weeks required under (S) 422 of the Code (1) to increase the number of shares of stock reserved under (S) 3, or (2) to change the class of employees eligible for Options. The Board also may suspend the granting of Options or Stock Appreciation Rights or Restricted Stock under this Plan at any time and may terminate this Plan at any time; provided, however, the Board shall not have the right unilaterally to modify, amend or cancel any Option, Stock Appreciation Right or Restricted Stock granted before such suspension or termination unless
(1) the Key Employee or

Director consents in writing to such modification, amendment or cancellation or
(2) there is a dissolution or liquidation of Weeks or a transaction described in
(S) 13 or (S) 14 of this Plan.

                                    (S) 16

                                 MISCELLANEOUS

         16.1 Shareholder Rights.  No Key Employee or Director shall have any
              ------------------
rights as a shareholder of Weeks as a result of the grant of an Option or a Stock Appreciation Right granted to him or her under this Plan or his or her exercise of such Option or Stock Appreciation Right pending the actual delivery of the Stock subject to such Option to such Key Employee or Director. Subject to
(S) 9.4, a Key Employee's rights as a shareholder in the shares of Stock underlying a Restricted Stock grant which is effective shall be set forth in the related Restricted Stock Certificate.

         16.2 No Contract of Employment.  The grant of an Option or a Stock
              -------------------------
Appreciation Right or Restricted Stock to a Key Employee or Director under this Plan shall not constitute a contract of employment or a right to continue to serve on the Board and shall not confer on a Key Employee or Director any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in the related Option Certificate, Stock Appreciation Right Certificate, or Restricted Stock Certificate.

         16.3 Withholding. Each Option, Stock Appreciation Right and Restricted
              -----------
Stock grant shall be made subject to the condition that the Key Employee or Director consents to whatever action the Committee directs to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to the exercise of such Option or Stock Appreciation Right or the satisfaction of any forfeiture conditions with respect to Restricted Stock issued in the name of the Key Employee or Director. The Committee also shall have the right to provide in an Option Certificate, Stock Appreciation Right Certificate or a Restricted Stock Certificate that a Key Employee or Director may elect to satisfy federal and state tax withholding requirements through a reduction in the cash or the number of shares of Stock actually transferred to him or to her under this Plan.

         16.4 Construction.  All references to sections ((S)) are to sections
              ------------
((S)) of this Plan unless otherwise indicated. This Plan shall be construed under the laws of the State of Georgia.

         16.5 Other Conditions.  Each Option Certificate, Stock Appreciation
              ----------------
Right Certificate or Restricted Stock Certificate may require that a Key Employee or Director (as a condition to the exercise of an Option or a Stock Appreciation Right or a Restricted Stock grant) enter into any agreement or make such representations prepared by Weeks, including any agreement which restricts the transfer of Stock acquired pursuant to the exercise of an Option or a Stock Appreciation Right or Restricted Stock grant or provides for the repurchase of such Stock by Weeks under certain circumstances.

         16.6 Rule 16b-3.  The Committee shall have the right to amend any
              ----------
Option, Restricted Stock or Stock Appreciation Right grant or to withhold or otherwise restrict the transfer of any Stock or cash under this Plan to a Key Employee or Director as the Committee deems appropriate in order to satisfy any condition or requirement under Rule 16b-3 to the extent Rule 16 of the 1934 Act might be applicable to such grant or transfer.

         16.7 Loans.  If approved by the Committee, Weeks may lend money to, or
              -----
guarantee loans made by a third party to, any Key Employee to finance the exercise of any Option granted under this Plan, and the exercise of an Option with the proceeds of any such loan shall be treated as an exercise for cash under this Plan. If approved by the Committee, Weeks also may, in accordance with a Key Employee's instructions, transfer Stock upon the exercise of an Option directly to a third party in connection with any arrangement made by the Key Employee for financing the exercise of such Option.

   IN WITNESS WHEREOF, Weeks Corporation has caused its duly authorized officer to execute this Plan to evidence its adoption of this Plan.

                              WEEKS CORPORATION



                              By:  /s/ David P. Stochert
                                  -----------------------------

                              Date:
                                    ---------------------------

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